UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 15, 2007

MEDIAVEST, INC.

(Exact name of small Business Issuer as specified in its charter)

New Jersey	0-22848	22-2267658
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2550 Avenue of the Stars, Suite 2550 Los Angeles, CA	90067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 601-2500

N/A
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Resignation of Independent Registered Public Accounting Firm

On May 11, 2009, Mediavest, Inc. (the “Registrant”) was advised by Most & Company, LLP (“Mostco”) that Mostco has combined its practice into Raich Ende Malter & Co. LLP (“Raich Ende”). Mostco has therefore effectively resigned as our independent certified public accounting firm. Effective May 11, 2007, we engaged Raich Ende as our independent certified public accounting firm to audit our financial statements. Raich Ende was not consulted on any matter described in Item 304(a)(2) of Regulation S-B prior to May 11, 2007. The resignation of Mostco and appointment of Raich Ende was approved by our board of directors.

The reports of Mostco on our financial statements for the years ended December 31, 2006 and 2005 contained no adverse opinions or disclaimers of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits for the fiscal years ended December 31, 2006 and 2005 and during the subsequent interim period through May 11, 2007, there were no disagreements between us and Mostco on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to Mostco’s satisfaction, would have caused Mostco to make reference to the subject matter of the disagreement in connection with its reports.

In connection with the audit of the fiscal years ended December 31, 2006 and 2005 and during the subsequent interim period through May 11, 2007, Mostco did not advise us that:

•	internal controls necessary for us to develop reliable financial statements did not exist;

•
information had come to its attention that led them to no longer be able to rely on our management's representations or made it unwilling to be associated with the financial statements prepared by our management;

•
there was a need to expand significantly the scope of its audit, or that information had come to its attention during such time periods that, if further investigated, might materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report; or

•
information had come to its attention that it had concluded materially impacted the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report.

Prior to the engagement of Raich Ende, we had no consultations or discussions with Raich Ende regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered by them on or financial statements. Further, prior to their engagement, we received no oral or written advice from Raich Ende of any kind.

We have requested that Mostco furnish a letter to the Securities and Exchange Commission stating whether or not Mostco agrees with the above statements. A copy of Mostco’s letter, dated May 11, 2007, is filed as an exhibit to this Form 8-K.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

16.1	Letter dated May 11, 2007 from Most & Company, LLP to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mediavest, Inc. (Registrant)

Date: May 16, 2007	By:	/s/ Jay A. Wolf
Jay A. Wolf
Chief Financial Officer and Chief Operating Officer